ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                      SUPPLEMENT DATED NOVEMBER 18, 2009,

       TO THE PROSPECTUS DATED APRIL 27, 2009, AS REVISED OCTOBER 26, 2009

  This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.


1. IN THE SECTION FOR THE "AZL FRANKLIN TEMPLETON FOUNDING STRATEGY PLUS FUND", THE FOLLOWING CHANGES ARE MADE TO THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES, BEGINNING ON PAGE 38:

THE FOURTH PARAGRAPH IS REVISED TO READ IN ITS ENTIRETY AS FOLLOWS:

"Each of the strategies may use various derivative strategies seeking to protect assets, implement cash or tax management strategies or enhance returns."

THE FOLLOWING IS ADDED AT THE END OF THE PARAGRAPH DESCRIBING THE MUTUAL SHARES
STRATEGY:

"The strategy may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts) when, in the subadviser's opinion, it would be advantageous to the Fund to do so."

THE FOLLOWING IS ADDED AT THE END OF THE PARAGRAPH DESCRIBING THE TEMPLETON GLOBAL BOND STRATEGY:

"For purposes of pursuing its investment objective, the strategy may enter, from time to time, into derivative currency transactions, including currency forwards and cross currency forwards (either of which may result in net short currency exposures), options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps. The strategy may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as interest rate swaps."


2. IN THE SECTION "FUND MANAGEMENT - THE SUBADVISORS OF THE FUNDS," THE CHART ENTRY CONCERNING VAN KAMPEN ASSET MANAGEMENT ON PAGE 114, IS REVISED TO ADD THE FOLLOWING PARAGRAPH:

On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. The transaction includes a sale of the part of the asset management business that subadvises AZL Van Kampen Equity and Income Fund and AZL Van Kampen Growth and Income Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. Upon closing, all subadvisory agreements between the Manager and VKAM are expected to terminate. It is anticipated that, upon the approval of the Trust's Board of Trustees, new subadvisory agreements will be entered into
(i) with an affiliate of Invesco Ltd. with respect to AZL Van Kampen Equity and Income Fund and AZL Van Kampen Growth and Income Fund, and (ii) with an affiliate of Morgan Stanley with respect to AZL Van Kampen Global Real Estate Fund, AZL Van Kampen International Equity Fund and AZL Van Kampen Mid Cap Growth Fund.


3. IN THE SECTION "FUND MANAGEMENT - THE PORTFOLIO MANAGERS OF THE FUNDS" THE PARAGRAPH CONCERNING MARTIN MICKUS A PORTFOLIO MANAGER OF THE AZL OCC GROWTH FUND ON PAGE 118 IS DELETED AND REPLACED WITH THE FOLLOWING:

AZL OCC GROWTH FUND

Jeff Parker, CFA, Managing Director and Portfolio Manager for Oppenheimer Capital's Mid Cap and Large Cap Growth strategies. Prior to joining the firm in 1999, he was an Assistant Portfolio Manager at Eagle Asset Management. Additionally, he was a Senior Consultant specializing in health care and technology at Andersen Consulting. Mr. Parker is a CFA charterholder and holds an MBA from Vanderbilt University and a BBA from the University of Miami.



                                                                 AZLPRO-003-0409



                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                      SUPPLEMENT DATED NOVEMBER 18, 2009,
  TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 2009, AS REVISED
                                OCTOBER 26, 2009

   This supplement updates certain information contained in the statement of additional information (SAI) and should be attached to the SAI, and retained for future reference.


UNDER THE SECTION "ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES -- FUTURES AND OPTIONS INVESTMENT RISKS," ON PAGE 19, THE THIRD PARAGRAPH IS DELETED IN ITS ENTIRETY.

                                   **********

UNDER THE SECTION "THE MANAGER," ON PAGE 45, THE MANAGEMENT FEE LISTED FOR EACH OF THE FOLLOWING FUNDS IS REVISED AS FOLLOWS:

 Name of Fund                     Management Fee
 DREYFUS EQUITY GROWTH FUND            (1)
 EATON VANCE LARGE CAP VALUE FUND      (2)
 VK GROWTH AND INCOME FUND             (2)
 VK MID CAP GROWTH FUND                (2)


 (1)                        Average Net Assets in Millions (M)
                             Up to $10M  Next $10M  Over $20M
 DREYFUS EQUITY GROWTH FUND    1.000%      0.875%     0.750%


 (2)                                   Average Net Assets in Millions (M)
                                  Up to $100M Next $150M Next $250M Over $500M
 EATON VANCE LARGE CAP VALUE FUND   0.775%      0.750%     0.725%     0.675%
 VK GROWTH AND INCOME FUND          0.775%      0.750%     0.725%     0.675%
 VK MID CAP GROWTH FUND             0.850%      0.800%     0.775%     0.750%

                                   **********

THE ENTRY FOR OCC GROWTH FUND IN THE TABLE CONCERNING OTHER MANAGED ACCOUNTS, BEGINNING ON PAGE 54, IS REPLACED WITH THE FOLLOWING:

 FUND   PORTFOLIO MANAGER       OTHER REGISTERED INVESTMENT COMPANY              OTHER POOLED INVESTMENT              OTHER
                                  ACCOUNTS/ASSETS UNDER MANAGEMENT           VEHICLES/ASSETS UNDER MANAGEMENT    ACCOUNTS/ASSETS
                                                                                                                 UNDER MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
        Robert Urquhart                  4 / $471.1 million                              0 / $ 0                 5 /$29.1 million
        Jeff Parker                       2/$402.9 million                               0 / $ 0                3 /$179.9 million

                                   **********

IN THE SECTION "THE SUBADVISOR" THE ENTRY CONCERNING VAN KAMPEN ASSET MANAGEMENT ON PAGE 55, IS REVISED TO ADD THE FOLLOWING PARAGRAPH:


On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. The transaction includes a sale of the part of the asset management business that subadvises AZL Van Kampen Equity and Income Fund and AZL Van Kampen Growth and Income Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. Upon closing, all subadvisory agreements between the Manager and VKAM are expected to terminate. It is anticipated that, upon the approval of the Trust's Board of Trustees, new subadvisory agreements will be entered into (i) with an affiliate of Invesco Ltd. with respect to AZL Van Kampen Equity and Income Fund and AZL Van Kampen Growth and Income Fund, and
(ii) with an affiliate of Morgan Stanley with respect to AZL Van Kampen Global Real Estate Fund, AZL Van Kampen International Equity Fund and AZL Van Kampen Mid Cap Growth Fund.





                                                                 AZLSAI-002-0409